Exhibit 10.1.a

PERFORMANCE SHARE AGREEMENT

PURSUANT TO THE
GREAT PLAINS ENERGY INCORPORATED
LONG-TERM INCENTIVE PLAN
EFFECTIVE MAY 7, 2002 (THE PLAN)

         THIS AGREEMENT dated as of __________, and entered into, in duplicate by and between GREAT PLAINS ENERGY INCORPORATED (the Company) and ______________ (the Grantee).

         WHEREAS, all capitalized terms used herein shall have the respective meanings set forth in the Plan; and

         WHEREAS, the Grantee is employed by the Company or one of its subsidiaries in a key capacity, and the Company desires to (i) encourage the Grantee to acquire a proprietary and vested long-term interest in the growth and performance of the Company, (ii) provide the Grantee with the incentive to enhance the value of the Company for the benefit of its customers and shareholders, and (iii) encourage the Grantee to remain in the employ of the Company as one of the key employees upon whom the Company's success depends;

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:
1.

Performance Share Award. The Company hereby grants to the Grantee ____________ Performance Shares for the three-year period ending 2007 (the Award Period). The Performance Shares may be earned based upon the Grantee's performance as set forth in Appendix A.

2.	Terms and Conditions. The grant of Performance Shares is subject to the following terms and conditions:

a.

Payment of Award. As soon as practicable after the end of the Award Period, the Compensation and Development Committee of the Board of Directors (the Committee) shall for purposes of this Agreement determine the Grantee's performance as set forth in the Plan Goals.

b.

Form of Payment. The payment to which Grantee shall be entitled at the end of an Award Period will be equal to the Fair Market Value of the number of shares of the Company's Common Stock equal to the number of Performance Shares earned. Payment will be made in Common Stock unless the Committee deems otherwise. The number of shares of Common Stock to be paid to Grantee will be determined by dividing the portion of the payment not paid in cash by the Fair Market Value of the Common Stock on the date on which the date of Performance Share Award as set forth in Appendix B hereto.

	c.	In the event the Grantee leaves the employment of the Company before the end of the Performance Period, the Performance Shares are subject to forfeiture as set forth in the Plan.

3.

Dividend Rights. Dividends will accrue quarterly on the Performance Shares in a nominal account. The Grantee shall be entitled to receive at the end of the Award Period these quarterly dividends on the number of Performance Shares earned. The dividends on the Performance Shares will be paid in cash unless the Committee deems otherwise.

4.

Change in Control. In the event of a Change in Control, as defined in the Plan, the Performance Shares and dividend shares accrued thereon shall be deemed to have been fully earned and payable as set forth in Section Eleven of the Agreement.

5.	Notices. Any notice hereunder to the Company shall be addressed to the Offices of the Corporate Secretary.

GREAT PLAINS ENERGY INCORPORATED

BY: ___________________________________
William C. Nelson on behalf of the Compensation and Development Committee

__________________________________
__________________________________ Grantee

APPENDIX A

Great Plains Energy Incorporated (Great Plains Energy)
Kansas City Power & Light Company (KCP&L)
Long-Term Incentive Plan 2005

Goals*

Great Plains Energy Incorporated

The performance goals for plan years 2005-2006

Percent of Total Goal	Goal	Indicative Measures
2005-2006
50%	Three Year Total Return**
25%	EPS 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	$___ (50% payout) $___ (100% payout) $___ (200% payout)
25%	Returns of Invested Capital 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	___% (50% payout) ___% (100% payout) ___% (200% payout)

The performance goals for plan years 2005-2007 (reflects more robust 2007 than budget)

Percent of Total Goal	Goal	Indicative Measures
2005-2007
50%	Three Year Total Return*
25%	EPS 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	$___ (50% payout) $___ (100% payout) $___ (200% payout)
25%	Returns of Invested Capital 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	___% (50% payout) ___% (100% payout) ___% (200% payout)

*Reflects additions in income to October business plan not yet identified in the amounts of $__ million for 2006 and $__ million for 2007.

**The Great Plains Energy total return will be the average of the term (two or three years) as compared to other Edison Electric Institute companies. The grant will vest at the target level if the Company performs at the 50th percentile of such group of companies. Should the company perform at the 100th percentile, the award will be two times target. Grantee will not be entitled to any award in the event the company performs below the 25% percentile or the total return in a negative number.

Note: Specific information regarding indicative measures is confidential and has been removed.

APPENDIX A (Continued)

Great Plains Energy Incorporated (Great Plains Energy)
Kansas City Power & Light Company (KCP&L)
Long-Term Incentive Plan 2005

Goals*

Kansas City Power & Light Company

The performance goals for plan years 2005-2006

Percent of Total Goal	Goal	Indicative Measures
2005-2006
25%	Earnings 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	$___ million (50% payout) $___ million (100% payout) $___ million (200% payout)
25%	Returns of Invested Capital 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	___% (50% payout) ___% (100% payout) ___% (200% payout)
25%	Regulatory/Build* Plan on Schedule and Budget	Behind Schedule/Over Budget (no payout) On Schedule/On Budget (100% payout) Ahead of Schedule/Under Budget (200% payout)
25%	Distributed Utility Goal (MW Connected)	___ MW (50% payout) ___ MW (100% payout) ___ MW (200% payout)

**Specific parameters to be defined.

The performance goals for plan years 2005-2007 (reflects more robust 2007 than budget)

Percent of Total Goal	Goal	Indicative Measures
2005-2007
25%	Earnings 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	$___ million (50% payout) $___ million (100% payout) $___ million (200% payout)
25%	Returns of Invested Capital 80% Chance of Achieving 50% Chance of Achieving 20% Chance of Achieving	___% (50% payout) ___% (100% payout) ___% (200% payout)
25%	Regulatory/Build* Plan on Schedule and Budget	Behind Schedule/Over Budget (no payout) On Schedule/On Budget (100% payout) Ahead of Schedule/Under Budget (200% payout)
25%	Distributed Utility Goal (MW Connected)	___ MW (50% payout) ___ MW (100% payout) ___ MW (200% payout)

*Reflects additions in income to October business plan not yet identified in the amounts of $___ million for 2006 and $___ million for 2007.

**Specific parameters to be defined.

Note: Specific information regarding indicative measures is confidential and has been removed.

APPENDIX B

EXAMPLE:

Grant:	1,000 Performance Shares

Fair Market Value of common stock at time of grant:	$30

Fair Market Value of common stock at end of Award Period:	$40

The Total Shareholder Return is at the 50th percentile of the Edison Electric Companies:	All Performance Shares are earned

1,000 x $40 = $40,000

$40,000 (divided by) $30 = 1,333 shares of common stock